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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AVID TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avid Technology, Inc.

Avid Technology Park
One Park West
Tewksbury, Massachusetts 01876

Notice of 2004 Annual Meeting of Stockholders to be
Held on Wednesday, May 26, 2004

        The 2004 Annual Meeting of Stockholders of Avid Technology, Inc. (the "Company") will be held on Wednesday, May 26, 2004, at the Company's offices located at 1925 Andover Street, Tewksbury, Massachusetts at 10:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect two Class II Directors to serve for the ensuing three years.

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 31, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof. A copy of the Company's Annual Report to Stockholders for 2003, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and Proxy Statement. All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,
ETHAN E. JACKS Secretary
Tewksbury, Massachusetts April 16, 2004

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

Avid Technology, Inc.

Avid Technology Park
One Park West
Tewksbury, Massachusetts 01876

Proxy Statement for the 2004 Annual Meeting of Stockholders
to be Held on Wednesday, May 26, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avid Technology, Inc. (the "Company") for use at the 2004 annual meeting of stockholders and at any adjournments of that meeting (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, on May 26, 2004 at the Company's offices located at 1925 Andover Street, Tewksbury, Massachusetts. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company, or by voting in person at the Annual Meeting.

        The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for 2003 are being mailed to stockholders on or about April 16, 2004.

Voting Securities and Votes Required

        At the close of business on March 31, 2004, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 31,355,985 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

        Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented and voting at the Annual Meeting is required for the election of the Class II Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

        Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will not affect the voting on items submitted to the stockholders for approval at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

        Except as noted, the following table sets forth certain information as of January 31, 2004 with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Named Executive Officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and (iv) all directors and executive officers of the Company as a group:

Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Common Stock Outstanding (%) (1)(2)
5% Stockholders
FMR Corp. (3) 82 Devonshire Street Boston, MA 02109	3,994,407	12.83
Barclays Global Investors, N.A. (4) 45 Fremont Street San Francisco, CA 94105	1,648,827	5.29
Columbia Wanger Asset Management, L.P. (5) 227 West Monroe Street, Suite 3000 Chicago, IL 60606	1,600,000	5.14
Directors and Officers (6)
George H. Billings (7)	0	*
Charles T. Brumback (8)	80,995	*
John V. Guttag (9)	10,000	*
Robert M. Halperin (10)	107,500	*
Nancy Hawthorne (9)	28,000	*
Pamela F. Lenehan (9)	20,000	*
William J. Warner	136,700	*
David A. Krall (11)	432,434	1.37
Joseph Bentivegna (12)	57,343	*
Ethan E. Jacks (13)	48,807	*
Paul J. Milbury (14)	37,794	*
Charles L. Smith (15)	81,184	*
All directors and executive officers as a group (16 persons) (16)	1,215,131	3.78

*
Less than 1%

(1)
The number of shares beneficially owned by each stockholder, director and executive officer is calculated pursuant to rules promulgated by the Securities and Exchange Commission (the "Commission"). Under those rules, a person is considered to beneficially own all shares for which the person has sole or shared voting power or investment power, and all shares which the person has the right to acquire on, or within 60 days after, January 31, 2004. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Unless otherwise indicated, each person listed above has sole voting and/or investment power with respect to the shares listed as of January 31, 2004.

(2)
In calculating the percentage of the Company's Common Stock beneficially owned by each person or entity listed, the number of shares deemed outstanding includes 31,143,443 shares outstanding as of January 31, 2004, plus, for that person or entity only, any shares subject to stock options that were exercisable on, or within 60 days after, January 31, 2004.

(3)
Beneficial ownership, as of December 31, 2003, as reported in an amendment to a Schedule 13G filed with the Commission on February 17, 2004. Includes 3,994,407 shares beneficially owned by each of Edward C. Johnson 3d. and Abigail P. Johnson, and 2,627,600 shares beneficially owned by the Fidelity Growth Company Fund.

(4)
Beneficial ownership, as of December 31, 2004, as reported in a Schedule 13G filed with the Commission on February 17, 2004. Includes 508,000 shares beneficially owned by Barclays Global Fund Advisors and 29,800 shares beneficially owned by Barclays Bank PLC.

(5)
Beneficial ownership as of December 31, 2003 as reported in an amendment to a Schedule 13G/A filed with the Commission on February 10, 2004. Includes 1,600,000 shares beneficially owned by each of WAM Acquisition GP, Inc. and Columbia Acorn Trust.

(6)
Unless otherwise noted, the address for each director and executive officer is c/o Avid Technology, Inc., One Park West, Tewksbury, Massachusetts 01876.

(7)
The information set forth in this table regarding Mr. Billings is as of March 31, 2004.

(8)
Includes 76,000 shares subject to stock options.

(9)
Consists of shares subject to stock options.

(10)
Includes 77,500 shares subject to stock options.

(11)
Includes 394,979 shares subject to stock options.

(12)
Includes 52,334 shares subject to stock options.

(13)
Includes 47,607 shares subject to stock options.

(14)
Includes 35,994 shares subject to stock options.

(15)
Includes 63,716 shares subject to stock options.

(16)
Includes 972,327 shares subject to stock options.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Company's Board of Directors is divided into three classes (designated Class I, Class II and Class III Directors), with one class being elected each year and members of each class holding office for a three-year term. The Company's Board of Directors currently consists of eight members, three of whom are Class I Directors (with terms expiring at the 2006 annual meeting), two of whom are Class II Directors (who are up for election at this Annual Meeting for terms expiring at the 2007 annual meeting), and three of whom are Class III Directors (with terms expiring at the 2005 annual meeting).

        The persons named in the enclosed proxy will vote to elect David A. Krall and Pamela F. Lenehan as Class II Directors, unless authority to vote for the election of either or both of the nominees is withheld by marking the proxy to that effect. Both of the nominees have indicated their willingness to serve if elected, but if either or both of the nominees should be unable or unwilling to serve, proxies may be voted for substitute nominee(s) designated by the Board of Directors.

        Mr. Brumback, a Class I Director, has informed the Company that he intends to tender his resignation from the Board of Directors effective the date of the Annual Meeting.

Directors

        Set forth below regarding each continuing director and each of the nominees for director is each such person's name, age, position with the Company, if any, principal occupation, business experience during at least the past five years, the names of other publicly held corporations for which such director (including the two nominees for Class II Director) serves as a director and the year during which each such person first became a director of the Company.

        There are no family relationships among any of the directors and executive officers of the Company.

Nominees

Class II Directors (Term to expire at the 2007 Annual Meeting)

        David A. Krall, 43, has served as a director since October 2000 and has been an employee since 1995. Mr. Krall has served as President and Chief Executive Officer of the Company since April 2000 and served as President and Chief Operating Officer of the Company from October 1999 until April 2000. Previously, Mr. Krall served as Chief Operating Officer of Digidesign, the Company's professional audio division from July 1998 to October 1999, and as Vice President of Engineering of Digidesign from June 1996 to July 1998.

        Pamela F. Lenehan, 51, has served as a director since April 2001. Since June 2002, Ms. Lenehan has served as President of Ridge Hill Consulting, LLC, a strategy and financial consulting firm. From September 2001 until June 2002, Ms. Lenehan was self-employed as a private investor. From March 2000 until September 2001, Ms. Lenehan was Vice President and Chief Financial Officer of Convergent Networks, Inc., a manufacturer of switching equipment. From February 1995 until January 2000, she was Senior Vice President, Corporate Development and Treasurer of Oak Industries, Inc., a manufacturer of telecommunications components. Previously, Ms. Lenehan was a Managing Director of Investment Banking at Credit Suisse First Boston and a Vice President of Corporate Banking at Chase Manhattan Bank.

        Our Board of Directors recommends that you vote for the election of Mr. Krall and Ms. Lenehan as Class II Directors.

Continuing Members of the Board of Directors

Class III Directors (Term to expire at the 2005 Annual Meeting)

        Robert M. Halperin, 75, has served as a director since May 1991 and as Chairman of the Board since November 1999. Mr. Halperin was Vice Chairman of the Board of Raychem Corporation from April 1990 to November 1994. Prior to April 1990, Mr. Halperin was President of Raychem Corporation. Mr. Halperin also serves as a director of Vitria Technology Inc., a provider of business process integration solutions.

        John V. Guttag, 55, became a director in October 2002. Dr. Guttag has been a professor at the Massachusetts Institute of Technology since January 1979 and has served as Chair of the Department of Electrical Engineering and Computer Science since January 1999. In addition, Dr. Guttag is co-head of the Network and Mobile Systems Group within MIT's Laboratory for Computer Science.

        William J. Warner, 49, the founder of the Company, has served as a director since the Company's inception in September 1987. Mr. Warner was President and Chief Executive Officer of the Company from its inception through May 1991 and September 1991, respectively, and a part-time employee of the Company from September 1991 through February 2004. From January 1992 through June 1996, Mr. Warner was President of Wildfire Communications, Inc., a developer of personal communications products; Mr. Warner also served as Chairman of the Board of Directors of Wildfire from January 1992 through April 2000. Since June 2000, Mr. Warner has served as President of Future Boston, Inc., a non-profit organization. In addition, since September 2001, Mr. Warner has been the President of Warner Research, LLC, a research company focused on online mapping and archiving systems.

Class I Directors (Term to expire at the 2006 Annual Meeting)

        George H. Billings, 53, became a director in March 2004. Since 1987, Mr. Billings has been the President of Billings & Co., a management consulting firm focused on the wireless communications and related industries. Mr. Billings also served as Chief Operating Officer from March 1998 to June 1998 and as Chief Executive Officer from June 1998 to May 1999 of Silicon Wireless, Ltd., a developer of wireless communication technology. In addition, from May 1992 to May 1997, Mr. Billings served first as the Chief Operating Officer and later as Vice Chairman of Radio Movil Digital Americas, Inc., a wireless dispatch communications company with investments in South America. Previously, Mr. Billings served as General Manager of the Washington-Baltimore Cellular Telephone Company Partnership (d/b/a Cellular One), and as Vice President of Corporate Development of the Communications Satellite Corporation.

        Charles T. Brumback, 75, became a director in April 1996. Mr. Brumback was Chairman of the Board of the Tribune Company from January 1993 to December 1995 and Chief Executive Officer from August 1990 to May 1995. Previously, he served as President and Chief Operating Officer of the Tribune Company and President and Chief Executive Officer of the Chicago Tribune Company.

        Nancy Hawthorne, 52, became a director in October 1997. Since August 2001, Ms. Hawthorne has served as Chair and Chief Executive Officer of Clerestory, LLC, a financial advisory and investment firm. From 1996 until July 1997, Ms. Hawthorne was Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management. From July 1997 until July 2001, Ms. Hawthorne was self-employed, providing a variety of financial strategy consulting services. Previously, Ms. Hawthorne served as Treasurer and the Chief Financial Officer of Continental Cablevision. Ms. Hawthorne also serves as a director of the Metropolitan Series Fund, Inc., a mutual fund established by the Metropolitan Life Insurance Company.

Board and Committee Meetings

        During 2003, the Board of Directors met six times. Each director was present for at least 75% of the aggregate number of Board meetings and meetings held by all committees on which that director then served.

        The Company's Corporate Governance Guidelines provide that directors are expected to attend the annual meeting of stockholders. Six directors attended the 2003 annual meeting of stockholders.

        The Board of Directors has established three standing committees—Audit, Compensation, and Nominating and Governance—each of which operates under a charter that has been approved by the Board. Current copies of each committee's charter are available on the Corporate Governance section of the Company's website at www.avid.com by clicking on "Company," "Investors" and "Corporate Governance." In addition, a copy of the Audit Committee Charter, as in effect on the date of this Proxy Statement, is attached to this Proxy Statement as Appendix A.

        The Board of Directors has determined that all of the members of each of the Board's three standing committees are independent as defined under the new rules of the Nasdaq Stock Market that become applicable to the Company on the date of the Annual Meeting. In addition, all of the members of the Audit Committee are independent as defined under Rule 10A-3 of the Securities and Exchange Act of 1934, as amended, and by the rules of the Nasdaq Stock Market that apply to the Company until the date of the Annual Meeting.

  Audit Committee

        The Audit Committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of the Company's independent auditors;

  •
  overseeing the work of the Company's independent auditors, including reviewing certain reports required to be made by independent auditors;

  •
  reviewing and discussing with management and the independent auditors the Company's annual and quarterly financial statements and related disclosures;

  •
  monitoring the Company's internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; and

  •
  meeting independently with the Company's internal auditing staff, independent auditors and management.

        The Audit Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

        The Audit Committee met nine times during 2003. The current members of the Audit Committee are Mr. Brumback, Ms. Hawthorne and Ms. Lenehan.

        The Board of Directors has determined that each of Mr. Brumback, Ms. Hawthorne and Ms. Lenehan is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

  Compensation Committee

        The Compensation Committee's responsibilities include:

  •
  annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

  •
  determining the CEO's compensation;

  •
  reviewing and approving, or making recommendations to the Board with respect to, the compensation of the Company's other executive officers;

  •
  overseeing an evaluation of the Company's senior executives;

  •
  overseeing and administering the Company's cash and equity incentive plans; and

  •
  reviewing and making recommendations to the Board with respect to director compensation.

        The Compensation Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

        The Compensation Committee met nine times during 2003. The current members of the Compensation Committee are Messrs. Brumback and Halperin, and Ms. Lenehan.

        No executive officer of the Company is a member of the compensation committee of another corporation or other entity (or serves an equivalent function for such corporation or other entity) whose executive officers served on the Company's Board of Directors.

  Nominating and Governance Committee

        The Nominating and Governance Committee's responsibilities include:

  •
  identifying individuals qualified to become Board members;

  •
  recommending to the Board the persons to be nominated for election as directors and to each of the Board's committees;

  •
  reviewing and making recommendations to the Board with respect to management succession planning;

  •
  developing and recommending to the Board corporate governance principles; and

  •
  overseeing an annual evaluation of the Board.

        The Nominating and Governance Committee is authorized to retain advisors and consultants, and to compensate them for their services.

        The Nominating and Governance Committee met four times during 2003. The current members of the Nominating and Governance Committee are Dr. Guttag and Mr. Halperin and Ms. Hawthorne. During 2003, Mr. Brumback served on the Nominating and Governance Committee until May 2003, at which time he stepped down and Dr. Guttag was appointed to replace him.

Director Candidates

        The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

        In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, the Nominating and Governance Committee consider the criteria set forth in the Company's Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, knowledge of the Company's business and industry, age, experience, commitment to participate as a director, and conflicts of interest which would impair such candidate's ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

        Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company's common stock for at least a year as of the date such recommendation is made, to the Nominating and Governance Committee, c/o Corporate Secretary, Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, MA 01876.

        Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and considering substantially the same criteria, as it follows for candidates submitted by others. If the Board decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company's proxy card for the next annual meeting.

Communicating with the Board of Directors

        The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director, or otherwise the Chairman of the Nominating and Governance Committee), with the assistance of the Company's General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

        Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, MA 01876.

Directors' Compensation

        During 2003, the members of the Board of Directors who were not employees of the Company were each paid an annual retainer of $15,000 and a fee of $1,500 for each Board meeting attended. In addition, the Chairman of the Board of Directors received an annual fee of $7,500 and each non-employee director received an annual fee of $5,000 for each committee on which the director served. Effective January 1, 2004, the annual retainer paid to non-employee directors was increased to $25,000. In addition, the policy of paying the $5,000 annual fee to non-employee directors for service on a committee was replaced by a fee of $1,000 for attendance at each committee meeting. Under the Company's 1993 Director Stock Option Plan, non-employee directors may elect to receive their fees as options in lieu of cash. Such options are fully exercisable upon grant, have an exercise price equal to half of the fair market value of the Company's Common Stock on the date of grant, and cover a number of shares equal in value to the cash that would otherwise be payable divided by the exercise price.

        Under the 1993 Director Stock Option Plan, members of the Board of Directors who are not employees of the Company receive an option to purchase 10,000 shares of Common Stock upon their initial election to the Board of Directors at an exercise price per share equal to the fair market value per share on the date of grant. In addition, each director receives an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders at an exercise price per share equal to the fair market value per share on the date of grant, provided the director has then served a minimum of six months on the Board of Directors. Grants to directors of stock options upon their initial election to the Board of Directors vest twelve months from the date of grant. Grants to directors of annual stock options vest on the earlier of twelve months from the date of the grant and immediately prior to the next annual meeting of stockholders following the date of grant, unless otherwise specified in the applicable option agreement.

        The Company does not pay or grant options to directors who are also employees of the Company for their service on the Board of Directors.

        The Company reimburses all of its directors for out-of-pocket expenses incurred in connection with performing their duties as directors of the Company.

Executive Compensation

        The following table sets forth certain information for each of the last three fiscal years regarding the compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers as required under the rules of the Commission (collectively, the "Named Executive Officers").

Summary Compensation Table

Long-term Compensation
		Annual Compensation				Securities Underlying Options (Shares) (#)
Name and Principal Position					Restricted Stock Awards ($)		All Other Compensation ($)(1)
	Year	Salary ($)	Bonus ($)	Other ($)
David A. Krall President and Chief Executive Officer	2003 2002 2001	420,000 420,000 420,000	568,722 — —	—— —	— — —	150,000 50,000 250,000	5,143 4,714 51,613
Charles L. Smith Vice President of Worldwide Sales, Marketing & Services	2003 2002 2001	300,000 300,000 300,000	221,580 — —	— — —	— — —	40,000 15,000 50,000	6,000 5,500 93,276
Paul J. Milbury Vice President and Chief Financial Officer	2003 2002 2001	300,000 300,000 300,000	184,650 — —	— — —	— — —	40,000 15,000 60,000	6,000 5,500 5,100
Ethan E. Jacks Vice President of Business Development and Chief Legal Officer	2003 2002 2001	285,000 285,000 285,000	175,417 — —	— — —	— — —	15,000 15,000 25,000	5,143 4,714 4,500
Joseph Bentivegna Vice President of Video Development and Operations	2003 2002 2001	280,000 280,000 280,000	172,340 — —	— — —	— — —	30,000 15,000 30,000	5,143 4,714 2,217

(1)
In each case, comprises a matching contribution under the Company's 401(k) Plan. In addition, in 2001, Messrs. Krall and Smith were reimbursed $47,113 and $88,176, respectively, for the taxes each paid on the relocation reimbursements of $165,903 and $153,641, respectively, each received in 2000.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2003.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term (4)
		Percent of Total Options Granted to Employees in Fiscal Year (%)(2)
Name	Number of Securities Underlying Options Granted (#)(1)		Exercise Price ($/share)(3)	Expiration Date
					5% ($)	10% ($)
David A. Krall	150,000	11.87	22.01	1/10/2013	2,076,296	5,261,741
Charles L. Smith	40,000	3.17	22.01	1/10/2013	553,679	1,403,131
Paul J. Milbury	40,000	3.17	22.01	1/10/2013	553,679	1,403,131
Ethan E. Jacks	15,000	1.19	22.01	1/10/2013	207,630	526,174
Joseph Bentivegna	30,000	2.37	22.01	1/10/2013	415,259	1,052,348

(1)
Options vest over a four-year period, with twelve and one-half percent of the shares of each option vesting and becoming exercisable six months after the grant of the option and the remaining shares vesting in equal monthly installments over the following three and one-half years.

(2)
Based on grants of options to employees of the Company during 2003 to purchase up to an aggregate of 1,263,413 shares of the Company's Common Stock.

(3)
Fair market value of the Company's Common Stock on the date of grant.

(4)
Potential realizable value is based on an assumption that the market price of the Company's Common Stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the ten-year term. These values are calculated based on rules promulgated by the Commission and do not reflect the Company's estimate or projection of future stock price. Actual gains, if any, on stock option exercises will depend upon the future performance of the Company's Common Stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information regarding options exercised by the Named Executive Officers during the fiscal year ended December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/Unexercisable ($)*
David A. Krall	112,000	4,083,928	366,854/239,583	12,142,367/7,508,509
Charles L. Smith	108,802	3,755,874	57,153/ 57,603	1,575,483/1,756,098
Paul J. Milbury	104,088	2,888,369	22,556/ 88,436	663,173/2,732,857
Ethan E. Jacks	110,000	3,424,215	44,168/ 28,332	1,003,950/ 879,579
Joseph Bentivegna	105,583	3,279,068	46,770/ 45,208	1,235,277/1,375,733

*
The per-share value of unexercised in-the-money options is calculated by subtracting the option exercise price from $48.00, the last sale price of the Company's Common Stock on December 31, 2003 as reported on the Nasdaq National Market.

Equity Compensation Plan Information

        The following table provides information about the Company's Common Stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (2)	1,557,289	$17.58	1,714,664
Equity Compensation Plans Not Approved by Security Holders (3)	2,677,684	$17.58	846,791

Total	4,234,973	$17.58	2,561,455

(1)
Includes 8,766 shares of Common Stock issued in connection with the offering period under the Company's 1996 Employee Stock Purchase Plan which ended on January 31, 2004.

(2)
Includes shares available for issuance under the Company's 1993 Director Stock Option Plan, 1994 Stock Option Plan, 1996 Employee Stock Purchase Plan and the 1997 Stock Incentive Plan.

(3)
Includes shares available for issuance under the Company's 1997 Stock Option Plan, 1998 Stock Option Plan, 1998 Avid-Softimage Stock Option Plan and the Amended and Restated 1999 Stock Option Plan.

        The following is a summary of the Company's option plans that have not been approved by the stockholders of the Company.

1997 Stock Option Plan

        The Company's 1997 Stock Option Plan was adopted by the Company's Board of Directors in December 1997 and provides for the grant of non-statutory stock options to employees for up to 1,000,000 shares of the Company's Common Stock. As of December 31, 2003, there were 408,755 shares reserved for issuance upon exercise of outstanding options and 13,712 shares available for future grant under the plan.

1998 Stock Option Plan

        The Company's 1998 Stock Option Plan was adopted by the Company's Board of Directors in December 1998 and provides for the grant of non-statutory stock options to employees for up to 1,500,000 shares of the Company's Common Stock. As of December 31, 2003, there were 44,001 shares reserved for issuance upon exercise of outstanding options and 114,847 shares available for future grant under the plan.

1998 Avid-Softimage Stock Option Plan

        The Company's 1998 Avid-Softimage Stock Option Plan was adopted by the Company's Board of Directors in June 1998 in conjunction with the Company's acquisition of Softimage Inc. (now known as Softimage Co.) and provides for the grant of non-statutory stock options for up to 2,000,000 shares of the Company's Common Stock. As of December 31, 2003, there were 43,702 shares reserved for issuance upon exercise of outstanding options under the plan. No additional shares will be issued under this plan.

Amended and Restated 1999 Stock Option Plan

        The Company's 1999 Stock Option Plan was adopted by the Company's Board of Directors in November 1999 and originally provided for the grant of non-statutory stock options for up to 1,250,000 shares of the Company's Common Stock. The plan was amended by the Company's Board of Directors in February 2000, February 2001 and December 2001 to increase the number of shares authorized for issuance. In addition, in May 2000, the Company's Board of Directors amended and restated the plan to allow for the issuance of grants of restricted stock and to increase the number of shares authorized for issuance under the plan. As a result of the various amendments, there is currently an aggregate of 4,750,000 shares of the Company's Common Stock authorized for issuance under the plan, of which up to 500,000 shares may be issued as restricted stock. As of December 31, 2003, there were 1,785,121 shares reserved for issuance upon exercise of outstanding options and 718,232 shares available for future grants, of which 215,487 shares were available for issuance as restricted stock.

Description of Plan Terms

        Except as specifically noted, the Company's 1997, 1998, 1998 Avid-Softimage and 1999 plans have substantially similar terms. Each plan is administered by the Company's Board of Directors or a committee of the Board of Directors. Under each of the 1997, 1998, 1998 Avid-Softimage and 1999 plans, the Company may grant options and, under the 1999 plan, restricted stock, to any employee other than an executive officer or director.

        When it grants an option, the Board of Directors sets forth the terms of the option. Specifically, it determines (a) who receives the option, (b) the number of shares of the Company's Common Stock covered by the option, (c) the exercise price of the option (which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant) and (d) the duration of the option.

        The 1997, 1998, 1998 Avid-Softimage and 1999 plans contain provisions addressing the consequences of a change in control of the Company. If the Company undergoes a change of control, the Company must provide that all outstanding options are either assumed or substituted for by the acquiring or succeeding corporation. If the acquiring or succeeding corporation does not assume, or substitute for, the outstanding options, then the Board of Directors must either cash out or accelerate the options to make them fully exercisable prior to the change of control.

Employment and Other Agreements

        The Company has employment agreements with its Named Executive Officers and certain other executive officers which provide for severance benefits. The agreements can be terminated by either the Company or the officer upon 12 months prior notice, provided, however, that the Company may not give such notice until July 24, 2004. If the Company terminates the officer's employment other than for cause, or if the officer terminates for good reason, the Company must pay the officer his or her base salary and provide the officer with comparable benefits for the 12 months following his or her termination. The Company must also pay the officer his or her target incentive compensation for the year of termination, multiplied by the actual plan pay-out factor and prorated for the number of months that the officer actually worked for the Company. Furthermore, any stock options and shares of restricted stock that were due to vest within 12 months of the officer's date of termination will be vested immediately. Finally, pursuant to the Company's agreement with Mr. Krall, in addition to the benefits described above, the Company must pay Mr. Krall the amount by which his monthly base salary at the time of termination exceeds the monthly compensation from any new employer for the period from the first to the second anniversary of his termination.

        The Company also has change of control agreements with its Named Executive Officers and certain other executive officers. These agreements provide that, if the officer is terminated by the Company without cause or if the officer terminates his or her employment with the Company for good reason within two years following a change in control of the Company, the officer will receive any earned but unpaid salary and a bonus payment for the year of termination equal to the highest bonus targeted or received in the current year or preceding two years prorated for the number of days the officer worked for the Company during the year of termination, and a lump sum severance payment equal to one and one-half times the sum of his or her annual base salary plus the highest bonus payment targeted or received in the then current or preceding two years. In addition, the officer is entitled to receive benefits comparable to those he or she received while employed by the Company for the 24 months following the date of termination. The change of control agreements also require that the Company gross up the severance payment to compensate the officer for the effects of any excise tax imposed by Section 4999 of the Internal Revenue Code. Finally, all unvested stock options and shares of restricted stock then held by the officer will vest immediately and be exercisable for a period of 24 months following the officer's termination.

Deferred Compensation Plan

        Our executive officers and directors, along with our vice-presidents, are eligible to participate in our Deferred Compensation Plan. The Deferred Compensation Plan was established to provide participants with the opportunity to defer the receipt of a portion of their base compensation and all or a portion of their bonuses or director's fees. Under the Deferred Compensation Plan, we credit each participant's account with the amount that would have been earned had the deferred amounts been invested in one or more of the various investment options (as selected by the participant) that are available under the Deferral Plan. The available investment options are the same investment options as are available under our 401(k) plan.

        Participants who terminate their employment with us after attainment of age 55 will be paid in a lump sum or installments over two to ten years. Participants who terminate employment with us before attaining age 55 or due to death or disability will be paid in a lump sum. Participants who experience an unforeseen financial emergency may receive, while still employed, a lump sum distribution of an amount necessary to alleviate the emergency.

Report of the Compensation Committee

        This report is submitted by the Compensation Committee and addresses the Company's policies as they apply to its Chief Executive Officer and its other executive officers. The Company uses its compensation program to achieve the following objectives:

  •
  provide compensation that attracts, motivates and retains talented, high-caliber people who can achieve the Company's strategic objectives; and

  •
  align management's interests with those of stockholders.

        Overview.    The Compensation Committee believes that its executive compensation program provides an overall level of compensation that is competitive in the computer-based digital editing industry and among companies of comparable size and complexity. At the beginning of each fiscal year, the Company establishes an annual compensation plan for the Company's executive officers based on its review of compensation data for executive officers at comparable companies. The Company's executive compensation program consists of base salary, annual cash incentive compensation, long-term equity incentives in the form of stock options, and other benefits which are generally available to all U.S.-based employees of the Company, such as the Company's employee stock purchase program, medical and life insurance, and 401(k) savings plans. A significant portion of the compensation for executive officers is expected to be in the form of performance-based compensation, both annual cash incentive compensation and long-term equity compensation, that depends upon the Company's successful achievement of its business objectives.

        Salary.    Base salary compensation is targeted at the median of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar business and of comparable size. In addition to external market data, salary is determined by the individual's performance and contribution to the Company. Base salary is not intended to be a method for significant, long-term wealth accumulation for executive officers.

        Annual Incentive Compensation.    The Executive Variable Compensation Program was the Company's incentive program for executive officers in 2003. The primary purpose of the program was to provide cash incentives to executives to achieve the financial goals established by the Company at the beginning of 2003. The annual cash incentive compensation provides a payout scale that is intended to provide high rewards for high performance and low or no payout for low performance.

        The Company exceeded its financial targets for the 2003 fiscal year. As a result, the Company paid an aggregate of $1,896,451 in cash bonuses to its executive officers. Additional details regarding the bonus compensation to the Named Executive Officers are contained in the Summary Compensation Table under "Executive Compensation" above.

        Long-Term Incentive Compensation.    Long-term incentive compensation has been in the form of stock options and grants of restricted stock, and is intended to be the largest portion of total compensation. The goal of the long-term incentive compensation is to align the interests of management with those of the stockholders and enable executives to develop a long-term equity ownership position in the Company. In determining stock option grants, the Company considers the executive's individual performance, past stock option grants, and the challenges necessary for the Company to achieve its strategic objectives.

        During the 2003 fiscal year, 1,586 employees received stock options, including the Named Executive Officers, who received stock option grants representing 275,000 shares of Common Stock under the Company's stock option plans, or 21.77% of the total options awarded. The options were granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and vest over a four-year period. Unless otherwise specified in the applicable option agreement, all options granted expire ten years from the date of grant or earlier if the grantee's employment with the Company is terminated.

        Employee Stock Purchase Plan.    The Company's employee stock purchase program, which is available to virtually all employees, including executive officers, allows participants to purchase shares of the Company's Common Stock at a 5 percent discount from the fair market value of the Common Stock at the end of the applicable purchase period.

        Compensation of Chief Executive Officer.    As the Company's President and Chief Executive Officer from January 2003 to December 2003, David A. Krall received salary compensation of $420,000. Mr. Krall's annual salary for 2003 was determined based on an assessment of comparative industry salaries using established executive compensation surveys and is targeted at the median of this group. In accordance with the terms of the Company's Executive Variable Compensation Program and based on the Company performance in 2003, Mr. Krall received a cash bonus of $568,722 for 2003.

        In 2003, the Company granted Mr. Krall options to purchase up to 150,000 shares of Common Stock at $22.01 per share. Twelve and one-half percent of the shares of each option vest and become exercisable six months after the date of grant, and the remaining shares vest in equal monthly installments over the following three and one-half years. The Compensation Committee believes that these options provide an appropriate long-term incentive for continued efforts on behalf of the Company.

        Impact of Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to a corporation's chief executive officer or any of its other four most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if specific requirements are met. The Compensation Committee's primary objective is to establish compensation programs that maximize the creation of long-term stockholder value. However, the Compensation Committee reviews the potential effect of Section 162(m) periodically and if consistent with its goal of increasing stockholder value, seeks to structure the stock options granted to its executive officers under the Company's stock option plans in a manner that is intended to avoid disallowances of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards under the Company's stock option plans will be treated as qualified performance-based compensation under Section 162(m).

        The Compensation Committee reserves the right to use its judgment to authorize compensation payments which may be subject to the Section 162(m) limitation when the Compensation Committee believes such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and the performance of the employees receiving the compensation.

COMPENSATION COMMITTEE
Charles T. Brumback Robert M. Halperin Pamela F. Lenehan

Report of the Audit Committee

        The Audit Committee has reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 and has discussed these consolidated financial statements with the Company's management. The Company's management represented to the Audit Committee that the Company's consolidated financial statements had been prepared in accordance with generally accepted accounting principles. The Company's management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards, including, when applicable, standards adopted by the Public Company Accounting Oversight Board, and for issuing a report on those consolidated financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel, and the independent auditors, the following:

  •
  the plan for, and the independent auditors' report on, the annual audit of the Company's consolidated financial statements;

  •
  the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

  •
  the selection, application and disclosure of critical accounting policies by the Company's management;

  •
  changes in the Company's accounting practices, principles, controls or methodologies;

  •
  significant developments or changes in accounting rules applicable to the Company; and

  •
  the adequacy of the Company's internal controls, and accounting, financial and auditing personnel.

        From time to time, the Audit Committee meets in private sessions with the Company's independent auditors, at which time discussions of financial management, accounting and internal control issues take place.

        The Audit Committee also reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2003 and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

  •
  methods to account for significant unusual transactions;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by the Company's management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

  •
  disagreements (of which there were none) with the Company's management over the application of accounting principles, the basis for the accounting estimates by the Company's management and the disclosures in the consolidated financial statements.

        The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This standard requires independent auditors to disclose annually in writing all relationships that in the independent auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of their independence. The Audit Committee has discussed with the independent auditors their independence from the Company.

        Based on its discussions with the Company's management and the independent auditors, and its review of the representations and information provided by the Company's management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE
Charles T. Brumback Nancy Hawthorne Pamela F. Lenehan

Independent Auditor's Fees and Other Matters

        The following table summarizes the aggregate fees paid by the Company to PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended December 31, 2003 and 2002:

	2003	2002
	(in thousands)
Audit Fees	$978	$825
Audit Related Fees	202	84
Tax Fees	367	286
All Other Fees	0	0

Total	$1,547	$1,201

        Audit Fees.    The Audit Fees listed for the years ended December 31, 2003 and 2002 were for professional services rendered in connection with the audits of the consolidated financial statements included in the Company's Annual Report on Form 10-K, reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q, and statutory and subsidiary audits, consents, and assistance with the review of documents filed with the Commission.

        Audit-Related Fees.    The Audit-Related Fees listed for the years ended December 31, 2003 and 2002 were for assurance and related services that are reasonably related to the performance of the audit and the review of the Company's consolidated financial statements and which are not reported under "Audit Fees". These services relate to consultation and documentation assistance regarding the Company's internal controls over financial statements, and consultations concerning financial accounting and reporting standards.

        Tax Fees.    The Tax Fees listed for the years ended December 31, 2003 and 2002 were for services related to tax compliance, tax advice and tax planning services. Tax compliance services include primarily the preparation or review of original and amended tax returns. Tax advice and tax planning services relate to tax advice concerning mergers and acquisitions, assistance with tax audits, consultations regarding transfer pricing and other general tax advice.

        All Other Fees.    There were no fees classified as All Other Fees during the years ended December 31, 2003 and 2002.

Pre-Approval Policy and Procedures

        The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company's independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

        From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers and the holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership of the Company's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on a review of copies of reports filed by the persons required to file such reports and written representations from those persons, the Company believes that all filing requirements of Section 16(a) were satisfied with respect to the year ended December 31, 2003, except that Mr. Lebolt failed to file timely a Form 4 with respect to the sale of an aggregate of 3,370 shares of Common Stock of the Company on August 5, 2003. Upon discovery of this error, this transaction was reported on a Form 4, which was filed with the Commission on February 6, 2004.

Stock Performance Graph

        The following graph compares the cumulative total stockholder return on the Common Stock of the Company during the period from January 1, 1999 through December 31, 2003 with the cumulative total return during the same period of:

  •
  the Nasdaq National Market Index,

  •
  the Nasdaq Electronic Components Index, and

  •
  a Peer Group Index.*
*
The Peer Group Index reflects the stock performance of the publicly traded companies comprising the SIC Code Index 3663 (Radio and Television Broadcasting and Communications Equipment).

        The Company has elected to replace the Peer Group Index with the Nasdaq Electronic Components Index because the Company believes that the Nasdaq Electronics Components Index more accurately represents the Company's competitors and similarly situated companies. In accordance with Commission regulations, we have included both the Company's previous Peer Group Index and the Nasdaq Electronic Components Index in the comparison below. This comparison assumes the investment of $100 on December 31, 1998 in the Company's Common Stock, the Nasdaq National Market Index, the Nasdaq Electronic Components Index and the Peer Group Index and assumes that dividends, if any, are reinvested.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL
RETURNS AMONG AVID TECHNOLOGY, INC.,
NASDAQ NATIONAL MARKET INDEX, NASDAQ ELECTRONIC
COMPONENTS INDEX AND PEER GROUP INDEX

	1998	1999	2000	2001	2002	2003
Avid Technology, Inc.	100.00	55.88	78.14	51.98	98.18	205.35
Nasdaq National Market Index	100.00	176.37	110.86	88.37	61.64	92.68
Nasdaq Electronic Components Index	100.00	176.30	136.10	106.01	51.10	99.73
Peer Group Index	100.00	379.25	196.96	137.40	88.23	117.54

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Company's Audit Committee has selected the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. PricewaterhouseCoopers has served as the Company's independent auditors since 1992. Although stockholder ratification of the selection of PricewaterhouseCoopers is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Company will reconsider the selection of PricewaterhouseCoopers.

        Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from stockholders.

        Our Board of Directors recommends that you vote for the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

OTHER MATTERS

        Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

Householding Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document upon request to: Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, MA 01876, Attn: Investor Relations Department, telephone: (978) 640-6789. Requests for separate copies of future proxy statements or annual reports (or multiple copies to the same address) may be made either through the stockholder's bank, broker or other nominee record holder, or directly at the address or telephone number listed above.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Commission, including financial statements and schedules, but excluding exhibits, will be furnished without charge to any stockholder upon written request to the Company. Please address all such requests to the attention of Investor Relations at the address or telephone number listed above. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Stockholder Proposals for the 2005 Annual Meeting of Stockholders

        A proposal that a stockholder would like included in the Company's proxy statement for the 2005 annual meeting must be received by the Secretary of the Company at its principal office in Tewksbury, Massachusetts no later than Friday, December 17, 2004.

        If a stockholder intends to present a proposal at the 2005 annual meeting of stockholders, but to not have such proposal included in the Company's proxy statement, the proposal must be submitted to the Secretary of the Company at the Company's principal offices no later than Monday, March 28, 2005 or 60 days before the date of the 2005 annual meeting, whichever is later. The Company has not yet set a date for the 2005 annual meeting; however, if the 2005 annual meeting is held on May 26, 2005 (the anniversary of the 2004 Annual Meeting), the deadline for delivery of the proposal is expected to be Monday, March 28, 2005, as stated above.

By Order of the Board of Directors,
ETHAN E. JACKS Secretary
Tewksbury, Massachusetts April 16, 2004

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND, STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

AVID TECHNOLOGY, INC.
AUDIT COMMITTEE CHARTER

February 24, 2004

A.    PURPOSE

        The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

  •
  the integrity of the Company's financial statements;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of the Company's independent auditors.

B.    STRUCTURE AND MEMBERSHIP

  1.
  Number.    The Audit Committee shall consist of at least three members of the Board of Directors.

  2.
  Independence.    Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

  3.
  Financial Literacy.    Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the Securities and Exchange Commission ("SEC"), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

  4.
  Chair.    Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

  5.
  Compensation.    The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director's fees.

  6.
  Selection and Removal.    Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    AUTHORITY AND RESPONSIBILITIES

  1.
  General.

          The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  2.
  Oversight of Independent Auditors.

  (a)
  Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

  (b)
  Independence.    The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

  (c)
  Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

  (d)
  Preapproval of Services.    The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor.

  (e)
  Oversight.    The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor regarding:

    (i)
    critical accounting policies and practices;

    (ii)
    alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

      (iii)
      other material written communications between the independent auditor and Company management.

  3.
  Review of Audited Financial Statements.

  (a)
  Discussion of Audited Financial Statements.    The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

  (b)
  Recommendation to Board Regarding Financial Statements.    The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

  (c)
  Audit Committee Report.    The Audit Committee shall prepare an annual committee report for inclusion where necessary in a proxy statement of the Company relating to an annual meeting of security holders at which directors are to be elected.

  4.
  Review of Other Financial Disclosures.

  (a)
  Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

  5.
  Controls and Procedures.

  (a)
  Oversight.    The Audit Committee shall coordinate the Board of Director's oversight of the Company's internal accounting controls and the Company's disclosure controls and procedures.

  (b)
  Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  (c)
  Related-Party Transactions.    The Audit Committee shall review all related party transactions (as defined by applicable SEC rules) on an ongoing basis and all such transactions must be approved by the Audit Committee.

  (d)
  Additional Powers.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    PROCEDURES AND ADMINISTRATION

  1.
  Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

  2.
  Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

  3.
  Reports to Board.    The Audit Committee shall report regularly to the Board of Directors.

  4.
  Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  5.
  Independent Advisors.    The Audit Committee shall have the authority to engage and authorize funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

  6.
  Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

* * *

AVID TECHNOLOGY, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒
Please mark
votes as in
this example.

1.	To elect the two nominees listed below to serve as Class II Directors for a term of three years.
	Nominees:	(01)	David A. Krall
		(02)	Pamela F. Lenehan
	☐		FOR BOTH NOMINEES	☐	WITHHOLD AUTHORITY TO VOTE FOR BOTH NOMINEES
☐
WITHHOLD AUTHORITY TO VOTE FOR NOMINEE NOTED ABOVE
		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.
Mark box at right if you plan to attend the Annual Meeting.				☐
Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
Please sign and return immediately.
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature:	Date:	Signature:	Date:

DETACH HERE

PROXY

AVID TECHNOLOGY, INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of the Company.

        The undersigned, having received notice of the 2004 Annual Meeting of Stockholders and the accompanying proxy statement, and revoking all prior proxies, hereby appoints Messrs. David A. Krall and Ethan E. Jacks and Ms. Carol E. Kazmer, and each of them individually, with full power of substitution, as proxies to represent and vote all shares of stock which the undersigned would be entitled to vote, if personally present, at the 2004 Annual Meeting of Stockholders of Avid Technology, Inc. to be held at the Company's offices at 1925 Andover Street, Tewksbury, Massachusetts, on Wednesday, May 26, 2004, at 10:00 a.m., local time, and at any adjournment thereof, with respect to the matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QuickLinks

Notice of 2004 Annual Meeting of Stockholders to be Held on Wednesday, May 26, 2004
Proxy Statement for the 2004 Annual Meeting of Stockholders to be Held on Wednesday, May 26, 2004
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
OTHER MATTERS
APPENDIX A